J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Focus Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated September 29, 2022

to the current Prospectuses, as supplemented

As previously supplemented on August 15, 2022, Portfolio Manager Retirement In Early 2024. On July 12, 2022, it was announced that Timothy Parton intends to retire from J.P. Morgan Investment Management Inc. (“JPMIM”) in early 2024. As previously noted, Mr. Parton will continue to serve on the portfolio management team of the Fund until his retirement. In order to provide additional depth and continuity to the portfolio management team, Felise Agranoff will be added to the portfolio management team of the Fund effective immediately. Upon Mr. Parton’s retirement, Felise Agranoff will become the lead portfolio manager on the Fund’s growth investments.

Additionally, Daniel J. Percella will be added to the portfolio management team of the Fund effective immediately in order to provide additional depth to the portfolio management team. Mr. Percella is a portfolio manager on the Fund’s value investments.

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2011	Managing Director
Timothy Parton	2017	Managing Director
Felise Agranoff	2022	Managing Director
Daniel J. Percella	2022	Managing Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Equity Focus Fund” section of the Funds Prospectuses is hereby deleted in its entirety and replaced with the following:

Equity Focus Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, Timothy Parton, Managing Director of JPMIM and a CFA charterholder, Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder, and Daniel J. Percella, Managing Director of JPMIM and a CFA charterholder.

Mr. Simon and Mr. Percella are primarily responsible for the Fund’s value investments while Mr. Parton and Ms. Agranoff are primarily responsible for the Fund’s growth investments.

Mr. Simon is the lead portfolio manager on the Fund’s value investments and is a senior member of the U.S. Equity Value portfolio management team. Mr. Percella is a portfolio manager on the Fund’s value investments and shares authority in the day-to-day management of the Fund.

Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Mr. Percella is a co-portfolio manager and shares authority in the day-to-day management of the Fund. Mr. Percella has been an employee of JPMIM since 2008. Mr. Percella has been a portfolio manager since 2014, and prior to that time he was a research analyst on the Small Cap Active Core Team.

Mr. Parton is the lead portfolio manager on the Fund’s growth investments and is a senior member of U.S. Equity Growth portfolio management team. Ms. Agranoff is a portfolio manager and shares authority in the day-to-day management on the Fund’s growth investments.

SUP-EF-822-2

Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed by the firm since 1986. Ms. Agranoff is a portfolio manager and shares authority in the day-to-day management of the Fund. An employee since 2004, Ms. Agranoff has been a portfolio manager since 2015 and has been a research analyst in the firm’s U.S. Equity Group since 2004.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE